EXHIBIT 99.1
Lawson Products, Inc.
Pro Forma Condensed Consolidated Financial Information
(Unaudited)
On December 10, 2010, Lawson Products, Inc. (“the Company”) completed the sale of substantially all of the assets of Rutland Tool & Supply Company (“Rutland”), its wholly owned subsidiary, to Sid Tool Co. Inc., a wholly owned subsidiary of MSC Industrial Direct Co., Inc., (“MSC”) for approximately $11.0 million in cash plus the assumption of certain liabilities. The purchase price may be adjusted based on the final value of the net working capital of Rutland. The Company originally announced it had entered into the agreement to sell the assets of Rutland to MSC on November 9, 2010.
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010, set forth below has been presented after giving effect to the sale of Rutland (the “Sale”) as if it had occurred on September 30, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine month period ended September 30, 2010 and for the years ended December 31, 2009, 2008 and 2007 set forth below have been presented after giving effect to the Sale as if it had occurred on January 1, 2007, and does not assume any interest income on cash proceeds.
The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007 have been prepared based on the Pro Forma Condensed Consolidated Financial Statements presented with the Form 8-K dated August 31, 2010 which were derived primarily from the audited Consolidated Financial Statements of the Company included in its fiscal 2009 Annual Report on Form 10-K. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010, have been derived primarily from the unaudited Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstance and were prepared to illustrate the estimated effects of the Sale.
The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Sale occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its fiscal 2009 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, that the Company filed with the Securities and Exchange Commission in 2010.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Dollars in thousands, except per share data)
(Unaudited)

	September 30, 2010
		Rutland
		Pro Forma
	As Reported (1)	Adjustments		Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$23,170	$11,015	(2)	$34,185
Accounts receivable, less allowance for doubtful accounts	39,032	(3,244	)(3)	35,788
Inventories	55,802	(8,955	)(3)	46,847
Miscellaneous receivables and prepaid expenses	11,281	(168	)(3)	11,113
Deferred income taxes	4,711	—		4,711
Discontinued operations	1,106	—		1,106

Total current assets	135,102	(1,352)		133,750

Property, plant and equipment, less accumulated depreciation and amortization	41,012	(46	)(3)	40,966

Cash value of life insurance	14,983	—		14,983
Deferred income taxes	11,795	—		11,795
Goodwill	28,099	—		28,099
Other assets	2,132	(63	)(3)	2,069

Total assets	$233,123	$(1,461)		$231,662

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$19,704	$(1,824	)(4)	$17,880
Accrued expenses and other liabilities	32,402	874	(5)	33,276
Discontinued operations	314	—		314

Total current liabilities	52,420	(950)		51,470

Security bonus plan	25,365	—		25,365
Deferred compensation	10,249	—		10,249
Other	1,186	—		1,186

	36,800	—		36,800

Stockholders’ equity:
Preferred stock, $1 par value:
Authorized — 500,000 shares, Issued and outstanding — None	—	—		—
Common stock, $1 par value:
Authorized — 35,000,000 shares, Issued and outstanding — 8,522,001 shares	8,522	—		8,522
Capital in excess of par value	5,124	—		5,124
Retained earnings	127,632	(511	)(6)	127,121
Accumulated other comprehensive income	2,625	—		2,625

Stockholders’ equity	143,903	(511)		143,392

Total liabilities and stockholders’ equity	$233,123	$(1,461)		$231,662

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Nine Months Ended September 30, 2010
		Rutland
		Pro Forma
	As Reported (7)	Adjustments	Pro Forma
Net sales	$260,102	$(23,334)	$236,768
Cost of goods sold	96,792	(13,348)	83,444

Gross profit	163,310	(9,986)	153,324

Operating expenses:
Selling, general and administrative expenses	150,195	(9,835)	140,360
Severance and other expenses (benefits)	(875)	(192)	(1,067)
Gain on disposal of property, plant and equipment	(1,701)	—	(1,701)

Operating income	15,691	41	15,732

Other income/expense, net	(354)	(7)	(361)

Income from continuing operations before income taxes	15,337	34	15,371
Income taxes	5,880	13	5,893

Income from continuing operations	$9,457	$21	$9,478

Basic and diluted income from continuing operations per share of common stock	$1.11	$—	$1.11

Weighted average shares outstanding:
Basic	8,522	8,522	8,522
Diluted	8,528	8,528	8,528
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2009
		Rutland
	Pro Forma as	Pro Forma
	Reported (8)	Adjustments	Pro Forma
Net sales	$332,454	$(30,685)	$301,769
Cost of goods sold	124,118	(18,226)	105,892

Gross profit	208,336	(12,459)	195,877

Operating expenses:
Selling, general and administrative expenses	202,455	(14,844)	187,611
Severance and other charges	6,536	(164)	6,372
Settlement and related costs	154	—	154
Impairment of long-lived assets	1,043	(716)	327

Operating loss	(1,852)	3,265	1,413

Other income/expense, net	(8)	—	(8)

Loss from continuing operations before income taxes	(1,860)	3,265	1,405
Income taxes	(1,675)	1,168	(507)

Loss from continuing operations	$(185)	$2,097	$1,912

Basic and diluted loss from continuing operations per share of common stock	$(0.02)	$0.25	$0.22

Basic and diluted weighted average shares outstanding	8,522	8,522	8,522
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2008
		Rutland
	Pro Forma as	Pro Forma
	Reported (8)	Adjustments	Pro Forma
Net sales	$423,064	$(46,492)	$376,572
Cost of goods sold	153,274	(26,753)	126,521

Gross profit	269,790	(19,739)	250,051

Operating expenses:
Selling, general and administrative expenses	242,574	(18,133)	224,441
Severance and other charges	9,258	(103)	9,155
Settlement and related costs	31,666	—	31,666

Operating loss	(13,708)	(1,503)	(15,211)

Other income/expense, net	(162)	(1)	(163)

Loss from continuing operations before income taxes	(13,870)	(1,504)	(15,374)
Income taxes	8,813	(610)	8,203

Loss from continuing operations	$(22,683)	$(894)	$(23,577)

Basic and diluted loss from continuing operations per share of common stock	$(2.66)	$(0.10)	$(2.77)

Basic and diluted weighted average shares outstanding	8,522	8,522	8,522
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2007
		Rutland
	Pro Forma as	Pro Forma
	Reported (8)	Adjustments	Pro Forma
Net sales	$445,106	$(54,799)	$390,307
Cost of goods sold	157,687	(30,152)	127,535

Gross profit	287,419	(24,647)	262,772

Operating expenses:
Selling, general and administrative expenses	252,447	(22,072)	230,375
Severance and other charges	11,819	(191)	11,628
Settlement and related costs	5,793	—	5,793

Operating income	17,360	(2,384)	14,976

Other income/expense, net	(371)	93	(278)

Income from continuing operations before income taxes	16,989	(2,291)	14,698
Income taxes	7,361	(925)	6,436

Income from continuing operations	$9,628	$(1,366)	$8,262

Basic and diluted income from continuing operations per share of common stock	$1.13	$(0.16)	$0.97

Weighted average shares outstanding:
Basic	8,522	8,522	8,522
Diluted	8,523	8,523	8,523
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

(1)	Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company’s Form 10-Q for the quarter ended September 30, 2010.

(2)	Represents cash proceeds received from purchaser on December 10, 2010.

(3)	Represents asset balances that were acquired by purchaser.

(4)	Represents accounts payables that were assumed by purchaser.

(5)	Represents estimated transaction costs and working capital adjustments related to the Sale.

(6)	Represents the estimated pre-tax loss on the Sale.

(7)	Represents results of operations on the unaudited Condensed Consolidated Statements of Operations included in the Company’s Form 10-Q for the nine months ended September 30, 2010.

(8)
Represents results of operations on the unaudited Pro Forma Condensed Consolidated Statements of Operations included in the Company’s Form 8-K dated August 31, 2010 for the years ended December 31, 2009, 2008 and 2007.